RESERVES	12 Months Ended
Dec. 31, 2023
Disclosure of reserves within equity [abstract]
RESERVES	RESERVES
The amounts of the Company’s reserves and the movements therein for the current and prior years are presented in the consolidated statement of changes in equity of the consolidated financial statements.
The foreign currency translation reserve comprises all foreign exchange differences arising from the translation of the financial statements of operations with a functional currency other than US$.
Under PRC laws and regulations, there are restrictions on the Company’s PRC subsidiaries with respect to transferring certain of their net assets to the Company either in the form of dividends, loans, or advances. Amounts of net assets restricted include paid in capital and reserve funds of the Company’s PRC subsidiaries, totaling $107.3 million and $81.8 million as at December 31, 2023 and 2022, respectively.